SUB-ITEM 77D

         MFS Cash Reserve Fund, a series of MFS Series Trust I, added language to the "Principle Investment Policies" section of its prospectus regarding U.S. Government sponsored agencies, as described in Post-Effective Amendment No. 43 to the Registration Statement (File Nos. 33-7638 and 811-4777), as filed with the Securities Exchange Commission via EDGAR on December 29, 2003, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

         MFS Core Growth Fund, a series of MFS series Trust I, added companies risk disclosure to the "Principle Risks" section of its prospectus as described in Post-Effective Amendment No. 43 to the Registration Statement (File Nos. 33-7638 and 811-4777), as filed with the Securities Exchange Commission via EDGAR on December 29, 2003, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

         MFS Strategic Growth Fund, a series of MFS Series Trust I, added language to the "Principle Investment Policies" section of its prospectus regarding large market capitalization, as described in Post-Effective Amendment No. 43 to the Registration Statement (File Nos. 33-7638 and 811-4777), as filed with the Securities Exchange Commission via EDGAR on December 29, 2003, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

         The MFS Research Growth and Income Fund, a series of MFS Series Trust I, added language to the "Principle Investment Policies" section of its prospectus regarding active and frequent trading, as described in the Post-Effective Amendment No. 43 to the Registration Statement (File Nos. 33-7638 and 811-4777), as filed with the Securities and Exchange Commission via EDGAR on December 29, 2003, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

         MFS Core Growth Fund, MFS Japan Equity Fund, MFS Research Growth and Income Fund, MFS Research International Fund and MFS Value Fund, each a Series of MFS Series Trust I, set short sales limitations at no more than 5% of the Fund's net assets, as described in each of the fund's Statement of Additional Information contained in Post-Effective Amendment No. 43 to the Registration Statement (File Nos. 33-7638 and 811-4777), as filed with the Securities Exchange Commission via EDGAR on December 29, 2003, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.